AXP(R) DIVERSIFIED
                                                              EQUITY INCOME
                                                                       FUND

                                                     2002 SEMIANNUAL REPORT

American
   Express(R)
Funds

(icon of) magnifying glass

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

DUAL-PURPOSE STOCKS

Some of the most successful investments over the years have been stocks that reward investors in two ways -- through growth in the value of the share price as well as through payment of regular dividend income. AXP Diversified Equity Income Fund sets its sights on stocks that can provide this benefit. The Fund takes advantage of opportunities across various industries, among different types of securities and in markets throughout the world to find investments that meet its combination growth-and-dividend requirement.




CONTENTS

From the Chairman                                           3
Portfolio Manager Q & A                                     3
Fund Facts                                                  5
The 10 Largest Holdings                                     6
Financial Statements (Fund)                                 7
Notes to Financial Statements (Fund)                       10
Financial Statements (Portfolio)                           16
Notes to Financial Statements (Portfolio)                  18
Investments in Securities                                  21


2   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

(picture of Arne H. Carlson )
Arne H. Carlson
Chairman of the board


FROM THE CHAIRMAN

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,


Arne H. Carlson

PORTFOLIO MANAGER Q & A

Q: How did AXP Diversified Equity Income Fund perform for the six-month period ended March 31, 2002?

A: Value stocks, the focus of this Fund, enjoyed solid performance over the period. For the six months, AXP Diversified Equity Income Fund returned 15.54% (Class A shares excluding sales charges). By comparison, the unmanaged Russell 1000(R) Value Index, the unmanaged Standard & Poor's 500 Index and the Lipper Equity Income Funds Index returned 11.77%, 10.97% and 10.70%, respectively, for the same period.

Q: What factors affected the Fund's performance during the six months?

A: The semiannual period opened in the wake of the tragic attacks of September 11th. However, stocks had already been through a significant downturn, and were beginning to regain some ground. While the U.S. economy was still struggling, there were signs that the recession

3   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT
would be short-lived. That helped to boost the fortunes of companies in industries that tend to be economically sensitive, a trend that clearly worked to the Fund's advantage. We had put significant emphasis on capital goods stocks, and many of these enjoyed solid returns, including Caterpillar and Ingersoll-Rand. Solid stock selection in the energy sector, including companies such as Pioneer Natural Resources and Tidewater, also enhanced the Fund's return. Another helpful factor was that we reduced our position in telecommunications services stocks, which performed very poorly during the period. In general, smaller and mid-cap stocks proved to be particularly strong during the six months, and the Fund's multi-capitalization approach worked to its advantage.

Q: What changes did you make to the portfolio during the period?

A: We were able to find a number of attractive value investment opportunities in the weeks following the events of September 11th. We put money to work in AMR (airlines) and Royal Caribbean Cruises (cruise lines), and added to the Fund's position in General Motors (autos). These consumer-sensitive stocks responded positively when it became apparent that consumer spending would accelerate after a pause in September. The increased focus on consumer stocks was also tied to expectations that the U.S. economy was on the verge of moving out of the recession that had started earlier in 2001. We maintained the Fund's position in industrial stocks that continued to offer strong potential, and added to its position in basic materials stocks such as Dow Chemical and International Paper. Even after their solid performance over the past six months, energy stocks continued to offer opportunities, and we also boosted the Fund's holdings in that sector.

Q: What is your outlook for the coming months?

A: It is clear that the U.S. economy is now enjoying positive growth once again after a mild recession in the middle of last year. However, it isn't obvious just how strong the recovery will be, and how quickly that will improve the outlook for corporate profits. We continue to believe in the prospects for value stocks. After underperforming growth stocks as a whole for six years, value stocks led the market in 2000 and 2001. We don't think the trend in favor of value stocks is necessarily exhausted. While not as attractively priced as they once were, value stocks still seem to make sense in the current economic environment, especially for investors who are focused on companies that can generate measurable earnings. The Fund could benefit from a subtle shift by investors toward favoring dividend-paying stocks. Although we anticipate that the market will continue to be volatile in the short run, the Fund's focus will be on owning stocks of attractively valued companies that offer long-term potential for investors.


Warren E. Spitz

4   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

FUND FACTS

Class A-- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002 .........................................    $  8.88
Sept. 30, 2001 .........................................    $  8.18
Increase ...............................................    $  0.70

Distributions-- Oct. 1, 2001 - March 31, 2002
From income ............................................    $  0.13
From long-term capital gains ...........................    $  0.41
Total distributions ....................................    $  0.54
TOTAL RETURN* ..........................................    +15.54%

Class B-- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002 .........................................    $  8.86
Sept. 30, 2001 .........................................    $  8.17
Increase ...............................................    $  0.69

Distributions-- Oct. 1, 2001 - March 31, 2002
From income ............................................    $  0.10
From long-term capital gains ...........................    $  0.41
Total distributions ....................................    $  0.51
TOTAL RETURN* ..........................................    +15.05%

Class C-- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002 .........................................    $  8.86
Sept. 30, 2001 .........................................    $  8.17
Increase ...............................................    $  0.69

Distributions-- Oct. 1, 2001 - March 31, 2002
From income ............................................    $  0.10
From long-term capital gains ...........................    $  0.41
Total distributions ....................................    $  0.51
TOTAL RETURN* ..........................................    +15.06%

Class Y-- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002 .........................................    $  8.89
Sept. 30, 2001 .........................................    $  8.18
Increase ...............................................    $  0.71

Distributions-- Oct. 1, 2001 - March 31, 2002
From income ............................................    $  0.13
From long-term capital gains ...........................    $  0.41
Total distributions ....................................    $  0.54
TOTAL RETURN* ..........................................    +15.75%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

5   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

THE 10 LARGEST HOLDINGS

                                           Percent                 Value
                                       (of net assets)    (as of March 31, 2002)
Lehman Brothers Holdings                    3.1%            $   79,184,000
Ingersoll-Rand Cl A                         2.6                 65,431,162
Travelers Property Casualty Cl A            2.4                 59,973,999
Conoco                                      2.1                 53,545,300
ChevronTexaco                               2.0                 51,002,550
Burlington Northern Santa Fe                2.0                 49,646,100
Morgan Stanley, Dean Witter & Co            1.9                 49,286,600
SUPERVALU                                   1.9                 47,730,000
CIGNA                                       1.8                 46,639,400
XL Capital Cl A                             1.8                 44,826,670

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here
make up 21.6% of net assets




6   AXP DIVERSIFIED EQUITY INCOME FUND -- SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AXP Diversified Equity Income Fund

March 31, 2002 (Unaudited)

Assets

Investment in Portfolio (Note 1)                                                   $2,528,039,689
Capital shares receivable                                                                 421,389
                                                                                          -------

Total assets                                                                        2,528,461,078
                                                                                    -------------

Liabilities

Capital shares payable                                                                      7,050
Accrued distribution fee                                                                   31,798
Accrued service fee                                                                            80
Accrued transfer agency fee                                                                 4,971
Accrued administrative services fee                                                         2,186
Other accrued expenses                                                                    150,708
                                                                                          -------

Total liabilities                                                                         196,793
                                                                                          -------

Net assets applicable to outstanding capital stock                                 $2,528,264,285
                                                                                   ==============

Represented by

Capital stock-- $.01 par value (Note 1)                                            $    2,847,676
Additional paid-in capital                                                          2,351,452,536
Undistributed net investment income                                                     2,081,490
Accumulated net realized gain (loss)                                                  (11,265,222)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 183,147,805
                                                                                      -----------

Total-- representing net assets applicable to outstanding capital stock            $2,528,264,285
                                                                                   ==============

Net assets applicable to outstanding shares:    Class A                            $1,760,345,140
                                                Class B                            $  726,333,218
                                                Class C                            $   11,692,169
                                                Class Y                            $   29,893,758
Net asset value per share of outstanding capital stock:
                                                Class A shares   198,151,156       $         8.88
                                                Class B shares    81,933,837       $         8.86
                                                Class C shares     1,319,036       $         8.86
                                                Class Y shares     3,363,571       $         8.89
                                                                   ---------       --------------

See accompanying notes to financial statements.

7   AXP DIVERSIFIED EQUITY INCOME FUND -- SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

AXP Diversified Equity Income Fund

Six months ended March 31, 2002 (Unaudited)

Investment income
Income:

Dividends                                                                           $  27,376,740
Interest                                                                                  628,866
   Less foreign taxes withheld                                                           (209,939)
                                                                                         --------

Total income                                                                           27,795,667
                                                                                       ----------

Expenses (Note 2):
Expenses allocated from Portfolio                                                       6,042,746
Distribution fee
   Class A                                                                              1,999,837
   Class B                                                                              3,147,946
   Class C                                                                                 40,110
Transfer agency fee                                                                     1,720,064
Incremental transfer agency fee
   Class A                                                                                125,322
   Class B                                                                                 94,977
   Class C                                                                                  1,865
Service fee-- Class Y                                                                      12,574
Administrative services fees and expenses                                                 374,551
Compensation of board members                                                               6,400
Printing and postage                                                                      147,000
Registration fees                                                                          63,719
Audit fees                                                                                  4,250
Other                                                                                       8,003
                                                                                            -----

Total expenses                                                                         13,789,364
   Earnings credits on cash balances (Note 2)                                              (9,135)
                                                                                           ------

Total net expenses                                                                     13,780,229
                                                                                       ----------

Investment income (loss)-- net                                                         14,015,438
                                                                                       ----------

Realized and unrealized gain (loss)-- net
Net realized gain (loss) on security transactions                                      (8,816,592)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 324,552,723
                                                                                      -----------

Net gain (loss) on investments and foreign currencies                                 315,736,131
                                                                                      -----------

Net increase (decrease) in net assets resulting from operations                      $329,751,569
                                                                                     ============

See accompanying notes to financial statements.

8   AXP DIVERSIFIED EQUITY INCOME FUND -- SEMIANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

AXP Diversified Equity Income Fund

                                                            March 31, 2002          Sept. 30, 2001
                                                           Six months ended           Year ended
                                                              (Unaudited)

Operations and distributions

Investment income (loss)-- net                            $   14,015,438           $   25,400,387
Net realized gain (loss) on investments                       (8,816,592)             188,619,092
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                         324,552,723             (382,508,185)
                                                             -----------             ------------

Net increase (decrease) in net assets
   resulting from operations                                 329,751,569             (168,488,706)
                                                             -----------             ------------

Distributions to shareholders from:
   Net investment income
      Class A                                                (10,459,392)             (22,045,496)
      Class B                                                 (1,939,093)              (3,851,470)
      Class C                                                    (26,126)                 (12,298)
      Class Y                                                   (184,406)                (349,234)
   Excess distribution of net investment income
      Class A                                                         --               (2,027,387)
      Class B                                                         --                 (354,196)
      Class C                                                         --                   (1,131)
      Class Y                                                         --                  (32,117)
   Net realized gain
      Class A                                                (87,982,304)              (2,766,437)
      Class B                                                (34,650,679)                (935,116)
      Class C                                                   (422,197)                  (1,288)
      Class Y                                                 (1,420,346)                 (37,043)
                                                              ----------                  -------

Total distributions                                         (137,084,543)             (32,413,213)
                                                            ------------              -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                   192,000,565              295,244,129
   Class B shares                                            131,931,689              174,759,417
   Class C shares                                              5,767,147                5,946,121
   Class Y shares                                              8,863,440               10,504,324
Reinvestment of distributions at net asset value
   Class A shares                                             95,598,432               25,598,726
   Class B shares                                             35,996,879                5,014,292
   Class C shares                                                445,485                   14,569
   Class Y shares                                              1,332,962                  404,975
Payments for redemptions
   Class A shares                                           (152,783,381)            (319,573,155)
   Class B shares (Note 2)                                   (52,915,238)            (114,609,539)
   Class C shares (Note 2)                                      (642,647)                (430,999)
   Class Y shares                                             (4,443,127)              (7,738,955)
                                                              ----------               ----------
Increase (decrease) in net assets
   from capital share transactions                           261,152,206               75,133,905
                                                             -----------               ----------

Total increase (decrease) in net assets                      453,819,232             (125,768,014)
Net assets at beginning of period                          2,074,445,053            2,200,213,067
                                                           -------------            -------------

Net assets at end of period                               $2,528,264,285           $2,074,445,053
                                                          ==============           ==============

Undistributed net investment income                       $    2,081,490           $      675,069
                                                          --------------           --------------

See accompanying notes to financial statements.

9   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

AXP Diversified Equity Income Fund

(Unaudited as to March 31, 2002)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

INVESTMENT IN EQUITY INCOME PORTFOLIO

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

USE OF ESTIMATES

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

FEDERAL TAXES

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

10   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with American Express Financial Corporation (AEFC) to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,397,406 for Class A, $213,811 for Class B and $1,205 for Class C for the six months ended March 31, 2002.

During the six months ended March 31, 2002, the Fund's transfer agency fees were reduced by $9,135 as a result of earnings credits from overnight cash balances.

11   AXP DIVERSIFIED EQUITY INCOME FUND -- SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended March 31, 2002
                                           Class A        Class B     Class C     Class Y
Sold                                      22,587,616    15,548,347    680,046   1,040,280
Issued for reinvested distributions       11,450,429     4,323,764     53,492     159,458
Redeemed                                 (17,889,508)   (6,225,198)   (75,109)   (522,764)
                                         -----------    ----------    -------    --------

Net increase (decrease)                   16,148,537    13,646,913    658,429     676,974
                                          ----------    ----------    -------     -------


                                                      Year ended Sept. 30, 2001
                                            Class A       Class B     Class C     Class Y
Sold                                      32,651,545    19,417,512    659,779   1,163,797
Issued for reinvested distributions        3,045,127       581,261      1,692      48,373
Redeemed                                 (35,797,246)  (12,919,452)   (47,456)   (866,369)
                                         -----------   -----------    -------    --------

Net increase (decrease)                     (100,574)    7,079,321    614,015     345,801
                                            --------     ---------    -------     -------


4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2002.

12   AXP DIVERSIFIED EQUITY INCOME FUND -- SEMIANNUAL REPORT

5. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)

FISCAL PERIOD ENDED SEPT. 30,                                   2002(f)          2001          2000          1999          1998
Net asset value, beginning of period                         $  8.18          $  8.96       $  9.40       $  8.96       $ 10.39
                                                             -------          -------       -------       -------       -------

Income from investment operations:

Net investment income (loss)                                     .06              .12           .13           .14           .23
Net gains (losses) (both realized and unrealized)               1.18             (.75)          .39          1.37          (.43)
                                                                ----             ----           ---          ----          ----

Total from investment operations                                1.24             (.63)          .52          1.51          (.20)
                                                                ----             ----           ---          ----          ----

Less distributions:
Dividends from net investment income                            (.06)            (.12)         (.13)         (.13)         (.23)
Excess distributions from net investment income                   --             (.01)           --            --            --
Distributions from realized gains                               (.48)            (.02)         (.83)         (.94)        (1.00)
                                                                ----             ----          ----          ----         -----

Total distributions                                             (.54)            (.15)         (.96)        (1.07)        (1.23)
                                                                ----             ----          ----         -----         -----

Net asset value, end of period                               $  8.88          $  8.18       $  8.96       $  9.40       $  8.96
                                                             -------          -------       -------       -------       -------


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                      $ 1,760          $ 1,489       $ 1,631       $ 1,985       $ 1,828

Ratio of expenses to average daily net assets(c)                1.00%(d)          .95%          .93%          .89%          .86%

Ratio of net investment income (loss)
to average daily net assets                                     1.45%(d)         1.38%         1.43%         1.41%         2.27%

Portfolio turnover rate (excluding short-term securities)         23%             105%           52%           84%           97%

Total return(e)                                                15.54%           (7.03%)        5.66%        17.18%        (2.17%)


CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(A)

FISCAL PERIOD ENDED SEPT. 30,                                   2002(f)          2001          2000          1999          1998
Net asset value, beginning of period                         $  8.17          $  8.94       $  9.40       $  8.96       $ 10.39
                                                             -------          -------       -------       -------       -------

Income from investment operations:

Net investment income (loss)                                     .03              .06           .08           .06           .15
Net gains (losses) (both realized and unrealized)               1.17             (.74)          .37          1.38          (.42)
                                                                ----             ----           ---          ----          ----

Total from investment operations                                1.20             (.68)          .45          1.44          (.27)
                                                                ----             ----           ---          ----          ----

Less distributions:
Dividends from net investment income                            (.03)            (.06)         (.08)         (.06)         (.16)
Excess distributions from net investment income                                  --            (.01)         --            --
Distributions from realized gains                               (.48)            (.02)         (.83)         (.94)        (1.00)
                                                                ----             ----          ----          ----         -----

Total distributions                                             (.51)            (.09)         (.91)        (1.00)        (1.16)
                                                                ----             ----          ----         -----         -----

Net asset value, end of period                               $  8.86          $  8.17       $  8.94       $  9.40       $  8.96
                                                             -------          -------       -------       -------       -------


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                      $   726          $   558       $   547       $   633       $   505

Ratio of expenses to average daily net assets(c)                1.77%(d)         1.71%         1.69%         1.66%         1.62%

Ratio of net investment income (loss) to average
   daily net assets                                              .69%(d)          .62%          .67%          .63%
                                                                                                                           1.48%

Portfolio turnover rate (excluding short-term securities)         23%             105%           52%           84%           97%

Total return(e)                                                15.05%           (7.70%)        4.85%        16.30%        (2.91%)


See accompanying notes to financial highlights.

13   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)

FISCAL PERIOD ENDED SEPT. 30,                                   2002(f)          2001          2000(b)
Net asset value, beginning of period                         $  8.17          $  8.94       $  8.66
                                                             -------          -------       -------

Income from investment operations:

Net investment income (loss)                                     .03              .06           .02
Net gains (losses) (both realized and unrealized)               1.17             (.74)          .28
                                                                ----             ----           ---

Total from investment operations                                1.20             (.68)          .30
                                                                ----             ----           ---

Less distributions:
Dividends from net investment income                            (.03)            (.06)         (.02)
Excess distributions from net investment income                 --               (.01)         --
Distributions from realized gains                               (.48)            (.02)         --
                                                                ----             ----

Total distributions                                             (.51)            (.09)         (.02)
                                                                ----             ----          ----

Net asset value, end of period                               $  8.86          $  8.17       $  8.94
                                                             -------          -------       -------


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                      $    12          $     5       $    --

Ratio of expenses to average daily net assets(c)                1.79%(d)         1.71%         1.69%(d)

Ratio of net investment income (loss)
to average daily net assets                                      .71%(d)          .73%          .45%(d)

Portfolio turnover rate (excluding short-term securities)         23%             105%           52%

Total return(e)                                                15.06%           (7.67%)        3.47%


CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(A)

FISCAL PERIOD ENDED SEPT. 30,                                   2002(f)          2001          2000          1999          1998
Net asset value, beginning of period                         $  8.18          $  8.96       $  9.40       $  8.96       $ 10.40
                                                             -------          -------       -------       -------       -------

Income from investment operations:

Net investment income (loss)                                     .07              .14           .14           .15           .24
Net gains (losses) (both realized and unrealized)               1.18             (.75)          .39          1.37          (.44)
                                                                ----             ----           ---          ----          ----

Total from investment operations                                1.25             (.61)          .53          1.52          (.20)
                                                                ----             ----           ---          ----          ----

Less distributions:
Dividends from net investment income                            (.06)            (.14)         (.14)         (.14)         (.24)
Excess distributions from net investment income                 --               (.01)         --            --            --
Distributions from realized gains                               (.48)            (.02)         (.83)         (.94)        (1.00)
                                                                ----             ----          ----          ----         -----

Total distributions                                             (.54)            (.17)         (.97)        (1.08)        (1.24)
                                                                ----             ----          ----         -----         -----

Net asset value, end of period                               $  8.89          $  8.18       $  8.96       $  9.40       $  8.96
                                                             -------          -------       -------       -------       -------


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                      $    30          $    22       $    21       $    21       $    76

Ratio of expenses to average daily net assets(c)                 .84%(d)          .78%          .76%          .78%          .78%

Ratio of net investment income (loss)
to average daily net assets                                     1.63%(d)         1.56%         1.58%         1.58%         2.34%

Portfolio turnover rate (excluding short-term securities)         23%             105%           52%           84%           97%

Total return(e)                                                15.75%           (6.82%)        5.79%        17.30%        (2.11%)

See accompanying notes to financial highlights.

14   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

NOTES TO FINANCIAL HIGHLIGHTS

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended March 31, 2002 (Unaudited).



15   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

Equity Income Portfolio

March 31, 2002 (Unaudited)

ASSETS

Investments in securities at value, (Note 1)*
(identified cost $2,370,480,120)                                                   $ 2,553,635,936
Cash in bank on demand deposit                                                           3,440,063
Dividends and accrued interest receivable                                                4,452,106
Receivable for investment securities sold                                                8,395,597
                                                                                         ---------

Total assets                                                                         2,569,923,702
                                                                                     -------------

Liabilities

Payable for investment securities purchased                                             10,216,103
Payable upon return of securities loaned (Note 4)                                       31,488,700
Accrued investment management services fee                                                  33,470
Other accrued expenses                                                                      37,051
                                                                                            ------
Total liabilities                                                                       41,775,324
                                                                                        ----------
Net assets                                                                         $ 2,528,148,378
                                                                                   ===============
* Including securities on loan, at value (Note 4)                                  $    30,104,430
                                                                                   ---------------

See accompanying notes to financial statements.

16   AXP DIVERSIFIED EQUITY INCOME FUND -- SEMIANNUAL REPORT

STATEMENT OF OPERATIONS

Equity Income Portfolio

Six months ended March 31, 2002 (Unaudited)

INVESTMENT INCOME
Income:

Dividends                                                                          $    27,377,945
Interest                                                                                   627,127
   Less foreign taxes withheld                                                            (209,949)
                                                                                          --------
Total income                                                                            27,795,123
                                                                                        ----------
Expenses (Note 2):
Investment management services fee                                                       5,933,149
Compensation of board members                                                                8,075
Custodian fees                                                                              72,360
Audit fees                                                                                  12,750
Other                                                                                       17,964
                                                                                            ------
Total expenses                                                                           6,044,298
   Earnings credits on cash balances (Note 2)                                               (1,286)
                                                                                            ------
Total net expenses                                                                       6,043,012
                                                                                         ---------
Investment income (loss)-- net                                                          21,752,111
                                                                                        ----------

Realized and unrealized gain (loss)-- net
Net realized gain (loss) on security transactions (Note 3)                              (8,816,955)
Net change in unrealized appreciation (depreciation) on investments
and on translation of assets and liabilitites in foreign currencies                    324,566,981
                                                                                       -----------
Net gain (loss) on investments and foreign currencies                                  315,750,026
                                                                                       -----------
Net increase (decrease) in net assets resulting from operations                    $   337,502,137
                                                                                   ===============

STATEMENTS OF CHANGES IN NET ASSETS

Equity Income Portfolio

                                                                                   March 31, 2002     Sept. 30, 2001
                                                                                  Six months ended      Year ended
                                                                                     (Unaudited)

Operations

Investment income (loss)-- net                                                   $     21,752,111  $     39,133,238
Net realized gain (loss) on investments                                                (8,816,955)      188,621,700
Net change in unrealized appreciation (depreciation) on investments
and on translation of assets and liabilitites in foreign currencies                   324,566,981      (382,519,279)
                                                                                      -----------      ------------
Net increase (decrease) in net assets resulting from operations                       337,502,137      (154,764,341)
                                                                                      -----------      ------------
Proceeds from contributions                                                           134,945,168       182,112,877
Fair value of withdrawals                                                             (19,037,268)     (153,090,506)
                                                                                      -----------      ------------
Net contributions (withdrawals) from partners                                         115,907,900        29,022,371
                                                                                      -----------        ----------
Total increase (decrease) in net assets                                               453,410,037      (125,741,970)
Net assets at beginning of period                                                   2,074,738,341     2,200,480,311
                                                                                    -------------     -------------
Net assets at end of period                                                      $  2,528,148,378  $  2,074,738,341
                                                                                 ================  ================

See accompanying notes to financial statements.

17   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Equity Income Portfolio

(Unaudited as to March 31, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

18   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

FEDERAL TAXES

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

19   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $339,611 for the six months ended March 31, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the six months ended March 31, 2002, the Portfolio's custodian fees were reduced by $1,286 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $684,370,796 and $528,099,789, respectively, for the six months ended March 31, 2002. For the same period, the portfolio turnover rate was 23%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $11,025 for the six months ended March 31, 2002.

4. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2002, securities valued at $30,104,430 were on loan to brokers. For collateral, the Fund received $31,488,700 in cash. Income from securities lending amounted to $162,049 for the six months ended March 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

20   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

Equity Income Portfolio

MARCH 31, 2002 (UNAUDITED)

(Percentages represent value of investments compared to net assets)


COMMON STOCKS (96.2%)

ISSUER                            SHARES             VALUE(A)

AEROSPACE & DEFENSE (0.9%)

Goodrich                      755,000             $23,888,200


AIRLINES (1.0%)

AMR                           950,000(b)           25,089,500


AUTOMOTIVE & RELATED (2.1%)

Eaton                         250,000              20,245,000
General Motors                540,000              32,643,000
Total                                              52,888,000


BANKS AND SAVINGS & LOANS (1.8%)

FleetBoston Financial         340,000              11,900,000
J.P. Morgan Chase             405,000              14,438,250
Washington Mutual             615,000              20,374,950
Total                                              46,713,200


BEVERAGES & TOBACCO (0.7%)

Philip Morris                 330,000              17,381,100


BUILDING MATERIALS & CONSTRUCTION (2.0%)

Fluor                         400,000              16,316,000
Hanson ADR                    865,000(c)           33,172,750
Total                                              49,488,750


CHEMICALS (1.5%)

Dow Chemical                1,150,000              37,628,000


COMMUNICATIONS EQUIPMENT & SERVICES (1.0%)
Verizon Communications        580,000              26,477,000


COMPUTERS & OFFICE EQUIPMENT (1.2%)

Hewlett-Packard               410,000               7,355,400
Pitney Bowes                  425,000              18,190,000
Solectron                     706,500(b)            5,510,700
Total                                              31,056,100


ENERGY (12.2%)

BP ADR                        405,000(c)           21,505,500
ChevronTexaco                 565,000              51,002,550
Conoco                      1,835,000              53,545,300
Kerr-McGee                    700,000              43,995,000
Marathon Oil                1,335,000              38,448,000
Ocean Energy                  600,000              11,874,000
Petroleo Brasileiro ADR       975,000(c)           25,808,250
COMMON STOCKS (CONTINUED)

ISSUER                            SHARES             VALUE(A)

ENERGY (CONT.)

Phillips Petroleum            585,000             $36,738,000
Unocal                        660,000              25,707,000
Total                                             308,623,600


ENERGY EQUIPMENT & SERVICES (4.6%)

McDermott Intl              2,500,000(b)           38,875,000
Pioneer Natural Resources   1,505,000(b)           33,546,450
Tidewater                   1,030,000              43,620,500
Total                                             116,041,950


FINANCIAL SERVICES (5.6%)

Citigroup                     250,000              12,380,000
Lehman Brothers Holdings    1,225,000              79,184,000
Morgan Stanley, Dean
  Witter & Co                 860,000              49,286,600
Total                                             140,850,600


FOOD (3.9%)

Archer-Daniels-Midland        939,750              13,090,718
ConAgra Foods               1,070,000              25,947,500
Heinz (HJ)                    140,000               5,810,000
Kellogg                       185,000               6,210,450
SUPERVALU                   1,850,000              47,730,000
Total                                              98,788,668


FURNITURE & APPLIANCES (1.6%)

Whirlpool                     535,000              40,419,250


HEALTH CARE (1.5%)

Merck & Co                    350,000              20,153,000
Schering-Plough               595,000              18,623,500
Total                                              38,776,500


HEALTH CARE SERVICES (0.9%)

PacifiCare Health Systems   1,335,000(b)           23,295,750


INDUSTRIAL EQUIPMENT & SERVICES (7.0%)

Caterpillar                   565,000              32,120,250
Illinois Tool Works           385,000              27,854,750
Ingersoll-Rand Cl A         1,308,100              65,431,162
Parker-Hannifin               630,000              31,437,000
Tomkins ADR                 1,400,000(c)           20,580,000
Total                                             177,423,162




See accompanying notes to investments in securities.

21   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

ISSUER                            SHARES             VALUE(A)

INSURANCE (14.8%)

ACE                           415,000(c)          $17,305,500
Aon                           945,000              33,075,000
Chubb                          60,000               4,386,000
CIGNA                         460,000              46,639,400
Jefferson-Pilot               465,000              23,287,200
Lincoln Natl                  465,000              23,589,450
Loews                         700,000              41,006,000
SAFECO                        950,000              30,438,000
St. Paul Companies            545,000              24,988,250
Torchmark                     615,000              24,778,350
Travelers Property
   Casualty Cl A            2,998,700(b)           59,973,999
XL Capital Cl A               480,200(c)           44,826,670
Total                                             374,293,819


LEISURE TIME & ENTERTAINMENT (1.2%)

Royal Caribbean Cruises     1,325,000              29,878,750


MEDIA (1.5%)

Donnelley (RR) & Sons         492,000              15,301,200
Knight-Ridder                 315,000              21,637,350
Total                                              36,938,550


METALS (1.7%)

Alcoa                         870,000              32,833,800
Martin Marietta Materials     270,000              11,399,400
Total                                              44,233,200


MULTI-INDUSTRY CONGLOMERATES (8.0%)

Crane                         595,000              16,267,300
Diebold                       710,000              28,925,400
Dover                         390,000              15,990,000
Eastman Kodak                 900,000              28,053,000
Honeywell Intl                780,000              29,850,600
Textron                       730,000              37,303,000
Xerox                       1,700,000              18,275,000
YORK Intl                     770,000              27,643,000
Total                                             202,307,300


PAPER & PACKAGING (2.3%)

Abitibi-Consolidated        2,100,000(c)           18,690,000
Intl Paper                    900,000              38,709,000
Total                                              57,399,000


REAL ESTATE INVESTMENT TRUST (2.6%)

Crescent Real Estate
   Equities                 1,665,000             32,301,000
Equity Residential
   Properties Trust           707,600              20,336,424
JDN Realty                  1,000,000              12,780,000
Total                                              65,417,424


COMMON STOCKS (CONTINUED)

ISSUER                            SHARES             VALUE(A)

RESTAURANTS & LODGING (0.6%)
Starwood Hotels &

  Resorts Worldwide           380,000             $14,291,800


RETAIL (1.6%)

Albertson's                   535,000              17,729,900
Charming Shoppes            2,824,400(b)           22,369,248
Total                                              40,099,148


TEXTILES & APPAREL (0.9%)

Kellwood                      970,000              23,561,300


TRANSPORTATION (2.0%)

Burlington Northern
   Santa Fe                 1,645,000              49,646,100


UTILITIES -- ELECTRIC (4.3%)

CMS Energy                    500,000              11,315,000
Dominion Resources            525,000              34,209,000
Duke Energy                   665,400              25,152,120
Exelon                        705,000              37,343,850
Total                                             108,019,970


UTILITIES -- GAS (2.0%)

El Paso                       290,000              12,768,700
Williams Companies          1,630,000              38,402,800
Total                                              51,171,500


UTILITIES -- TELEPHONE (3.2%)

AT&T                        1,745,000              27,396,500
Liberty Media Cl A            970,000(b)           12,260,800
SBC Communications            470,000              17,596,800
Sprint (FON Group)          1,510,000              23,087,900
Total                                              80,342,000


TOTAL COMMON STOCKS

(Cost: $2,252,064,771)                         $2,432,429,191


PREFERRED STOCKS (2.9%)

ISSUER                            SHARES             VALUE(A)
CNF Trust I

  5.00% Cm Cv Series A        500,000             $24,000,000
Union Pacific Capital
  6.25% Cm Cv                 270,500              13,525,000
  6.25% Cm Cv                 541,000(d)           27,050,000
Xerox

  7.50% Cv                    130,700(d)            9,116,325


TOTAL PREFERRED STOCKS

(Cost: $70,847,653)                               $73,691,325


See accompanying notes to investments in securities.
22   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

BOND (0.2%)

ISSUER                            COUPON             PRINCIPAL               VALUE(A)
                                   RATE               AMOUNT

UTILITIES -- ELECTRIC

Calpine
  Sr Nts

  02-15-11                          8.50%          $6,000,000               $4,785,000


TOTAL BOND

(Cost: $4,835,136)                                                          $4,785,000


Short-term securities (1.7%)
ISSUER                          ANNUALIZED            AMOUNT                 VALUE(A)
                               YIELD ON DATE        PAYABLE AT
                                OF PURCHASE          MATURITY

U.S. GOVERNMENT AGENCIES (1.4%)

Federal Home Loan Bank Disc Nts
  04-10-02                          1.73%          $9,900,000               $9,894,255
  04-12-02                          1.72            2,600,000                2,598,137
  05-17-02                          1.80           13,900,000               13,864,908
Federal Natl Mtge Assn Disc Nts

  04-11-02                          1.78            1,000,000                  999,308
  05-14-02                          1.76            2,600,000                2,594,124
  05-23-02                          1.80            5,000,000                4,985,850
Total                                                                       34,936,582

SHORT-TERM SECURITIES (CONTINUED)

ISSUER                          ANNUALIZED            AMOUNT                 VALUE(A)
                               YIELD ON DATE       PAYABLE AT
                                OF PURCHASE         MATURITY

COMMERCIAL PAPER (0.3%)

Salomon Smith Barney
  04-08-02                          1.79%          $5,700,000               $5,696,882
Marsh & McLennan

  04-26-02                          1.80            2,100,000                2,096,955
Total                                                                        7,793,837


TOTAL SHORT-TERM SECURITIES

(Cost: $42,732,560)                                                        $42,730,420


TOTAL INVESTMENTS IN SECURITIES

(Cost: $2,370,480,120)(e)                                               $2,553,635,936

NOTES TO INVESTMENTS IN SECURITIES

(A) Securities are valued by procedures described in Note 1 to the financial statements.

(B)  Non-income producing.

(C) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 7.2% of net assets.

(D) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(E) At March 31, 2002, the cost of securities for federal income tax purposes was approximately $2,370,480,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation        $257,848,000
Unrealized depreciation         (74,692,000)
                                -----------

Net unrealized appreciation    $183,156,000
                               ------------



See accompanying notes to investments in securities.

23   AXP DIVERSIFIED EQUITY INCOME FUND-- SEMIANNUAL REPORT

AXP Diversified Equity Income Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INDZX    Class B:IDEBX
Class C: ADECX    Class Y:IDQYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6476 N (5/02)